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Exhibit 23.15

CONSENT OF INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 17, 2004 in the Registration Statement (Form S-3 No. 333-98975) and related prospectus supplement of Harley-Davidson Motorcycle Trust 2004-1 dated February 17, 2004.

/s/ ERNST & YOUNG LLP
Chicago, Illinois February 17, 2004

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  Exhibit 23.15